SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Growth & Income Fund

The “INVESTMENT RESTRICTIONS” section of the fund’s statement of additional information is amended to add the following non-fundamental investment policy:

The Fund may not acquire securities of any investment company or company relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent that the fund:  (i) receives securities of another investment company as a dividend or as a result of a plan or reorganization of a company (other than a plan devised for the purpose of evading Section 12(d)(1) of the 1940 Act); or (ii) acquires (or is deemed to have acquired) securities of another investment company pursuant to exemptive relief or rule from the Securities and Exchange Commission permitting the fund to (a) acquire securities of one or more affiliated investment companies for short-term cash management purposes, or (b) engage in interfund borrowing or lending transactions.

Please Retain This Supplement for Future Reference

May 18, 2011